As Filed with the Securities and Exchange Commission on August 18, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]

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        (as permitted by Rule 14a-6(e)(2))
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[X]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          JAPAN OTC EQUITY FUND, INC.

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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                             AN IMPORTANT REMINDER


Dear Shareholder:


         The Annual Meeting of Shareholders of Japan OTC Equity Fund, Inc. scheduled for Tuesday, August 15, 2000 was adjourned only for proposal 5 until September 13, 2000 . The adjournment is required because there were insufficient votes to approve proposal 5, To Amend The Principal Investment Strategy Concerning Investment In The Japanese Over-The Counter Market.

         You recently received a proxy statement and proxy card requesting your vote on this important proposal. Our records show that we have not received your completed proxy. It is important that we receive your vote in order to avoid the expense associated with additional solicitations.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         I am writing to remind you that your participation is extremely important. If you have not done so already, please cast your vote on the enclosed proxy card.

         VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

         Please mail your signed proxy card in the postage-paid envelope immediately.

         If you already voted, thank you for your response. If you have any further questions, please call Warren Antler at Corporate Investor Communications, Inc, a professional proxy solicitation firm, at 201-896-2616. We appreciate your vote.


Sincerely,

Nobuo Katayama